UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 21, 2006

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of July 21, 2006, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan-Backed Notes, Series 2006-HI3)

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                        333-131196-03               41-1808858
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

       8400 Normandale Lake Boulevard, Suite 250
             Minneapolis, Minnesota                              55437
     (Address of principal executive office)                   (Zip Code)

                                 (952) 857-7000
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code )


                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                   Information to be Included in the Report

ITEM 8.01.     Other Events.

On July 21, 2006, Residential Funding Mortgage Securities II, Inc. caused the issuance and sale of the Home Loan-Backed Notes, Series 2006-HI3, pursuant to an Indenture, dated as of July 21, 2006, between Home Loan Trust 2006-HI3, as issuer and JPMorgan Chase Bank, National Association, as Indenture Trustee. The home loans were sold to Residential Funding Mortgage Securities II, Inc. pursuant to the Home Loan Purchase Agreement, dated as of July 1, 2006, between Residential Funding Mortgage Securities II, Inc., as purchaser and Residential Funding Corporation, as seller.

ITEM 9.01.     Financial Statements and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Not applicable.

          (d) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

               4.3 Servicing Agreement dated as of July 21, 2006 among Residential Funding Corporation, as master servicer, JPMorgan Chase Bank, National Association, as indenture trustee, and the Home Loan Trust 2006-HI3, as issuer.

               4.4 Amended and Restated Trust Agreement dated as of July 21, 2006 between Residential Funding Mortgage Securities II, Inc., as depositor and Wilmington Trust Company, as owner trustee.

               4.5 Indenture dated as of July 21, 2006 between Home Loan Trust 2006-HI3, as issuer and JPMorgan Chase Bank, National Association, as indenture trustee, and Appendix A thereto.

               10.1 Home  Loan  Purchase  Agreement  dated as of July 1, 2006 by
                    Residential   Funding  Mortgage   Securities  II,  Inc.,  as
                    purchaser and Residential Funding Corporation, as seller.

               10.2 Financial  Guaranty  Insurance Policy,  dated July 21, 2006, issued by Financial Guaranty Insurance Company relating to the Home Loan-Backed Notes, Series 2006-HI3, Class A Notes.

               99.1 Home Loan Schedule.

                                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.



                              By:     /s/ Christopher Martinez
                              Name:    Christopher Martinez
                              Title:   Vice President




Dated:  August 5, 2006

                                                 EXHIBIT INDEX


Exhibit No.           Description

               4.3 Servicing Agreement dated as of July 21, 2006 among Residential Funding Corporation, as master servicer, JPMorgan Chase Bank, National Association, as indenture trustee, and the Home Loan Trust 2006-HI3, as issuer.

               4.4 Amended and Restated Trust Agreement dated as of July 21, 2006 between Residential Funding Mortgage Securities II, Inc., as depositor and Wilmington Trust Company, as owner trustee.

               4.5 Indenture dated as of July 21, 2006 between Home Loan Trust 2006-HI3, as issuer and JPMorgan Chase Bank, National Association, as indenture trustee, and Appendix A thereto.

               10.1 Home  Loan  Purchase  Agreement  dated as of July 1, 2006 by
                    Residential   Funding  Mortgage   Securities  II,  Inc.,  as
                    purchaser and Residential Funding Corporation, as seller.

               10.2 Financial  Guaranty  Insurance Policy,  dated July 21, 2006, issued by Financial Guaranty Insurance Company relating to the Home Loan-Backed Notes, Series 2006-HI3, Class A Notes.

               99.1 Home Loan Schedule.